MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JANUARY 12, 2017

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2016, AS SUPPLEMENTED

SSGA GROWTH AND INCOME ETF PORTFOLIO

SSGA GROWTH ETF PORTFOLIO

Effective immediately, Daniel P. Farley no longer serves as a Portfolio Manager of the SSGA Growth and Income ETF Portfolio and SSGA Growth ETF Portfolio (each a “Portfolio” and, together, the “Portfolios”), each a series of Met Investors Series Trust. In the section entitled “Appendix C — Portfolio Managers,” the information pertaining to the Portfolios is amended to reflect that Daniel P. Farley no longer serves as a portfolio manager of the Portfolios.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE